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                                                                    Exhibit 23.1


               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS


We consent to the incorporation by reference in the Registration Statement (Form S-8 Nos. 333-73584, 333-42924, 333-89416, 333-102316 and 333-102317) of Applied
Molecular Evolution, Inc., of our report dated February 14, 2003, with respect to the consolidated financial statements of Applied Molecular Evolution, Inc. included in the Annual Report (Form 10-K) for the year ended December 31, 2002.


                               ERNST & YOUNG LLP


San Diego, California
February 28, 2003